UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 1, 2019

CLEAR CHANNEL OUTDOOR HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32663	88-0318078
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4830 North Loop 1604 West, Suite 111

San Antonio, Texas 78249

(Address of principal executive offices)

Registrant’s telephone number, including area code: (210) 547-8800

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	“CCO”	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐  Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02	Results of Operations and Financial Condition

On August 1, 2019, Clear Channel Outdoor Holdings, Inc. (the “Company”) issued a press release announcing its financial results for the quarter ended June 30, 2019. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information under this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall such information, including Exhibit 99.1, be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 7.01	Regulation FD Disclosure

Pursuant to Section 4.03 of the Indenture, dated as of December 16, 2015, among Clear Channel International B.V. (“CCI BV”), the guarantors party thereto, and U.S. Bank National Association, as trustee (the “Trustee”), paying agent, registrar, authentication agent and transfer agent (the “Indenture”), CCI BV, an indirect, wholly-owned subsidiary of the Company, agreed to furnish to the holders of its 8.75% senior notes due 2020 and the Trustee unaudited consolidated financial statements of CCI BV and its subsidiaries prepared in accordance with GAAP (the “Consolidated Financial Statements”), including a Management’s Discussion and Analysis of Financial Condition and Results of Operations (the “MD&A”). The Consolidated Financial Statements and the MD&A are furnished herewith as Exhibit 99.2 and are incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information under this Item 7.01, including Exhibit 99.2, shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall such information, including Exhibit 99.2, be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

99.1	Press Release issued by Clear Channel Outdoor Holdings, Inc. on August 1, 2019

99.2	Unaudited Consolidated Financial Statements as of and for the quarter ended June 30, 2019 of Clear Channel International B.V. and Management’s Discussion and Analysis of Financial Condition and Results of Operations

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEAR CHANNEL OUTDOOR HOLDINGS, INC.

Date: August 1, 2019	By:	/s/ Brian D. Coleman
Brian D. Coleman
Chief Financial Officer